Exhibit 32.2

Certifications of Principal Financial Officer

Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant To

Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), Zahir Loaiza, Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer) of DSG Global, Inc. (the “Company”), hereby certifies that, to the best of her knowledge:

1.	Our Quarterly Report on Form 10-Q for the quarter ended June 30, 2021, to which this Certification is attached as Exhibit 32.1 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition, and results of operations of the Company.

Date: August 16, 2021	/s/ Zahir Loaiza
Zahir Loaiza
Chief Financial Officer (Acting)
(Principal Financial Officer, Principal Accounting Officer)